SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported):
December 16, 2008

333-150095-03
(Commission File Number of issuing entity)
Honda Auto Receivables 2008-2 Owner Trust
(Exact name of registrant specified in its charter)
333-150095
(Commission File Number of depositor)
American Honda Receivables Corp.
(Exact name of depositor as specified in its charter)
American Honda Finance Corporation
(Exact name of sponsor as specified in its charter)

Delaware	80-6057813

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
American Honda Receivables Corp.
20800 Madrona Avenue
Torrance, CA 90503
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code (310) 781-4100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     Description of the Securities and the Auto Loans
     American Honda Receivables Corp. registered issuances of up to $15,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S-3 (Registration File No. 333-150095) filed with the Securities and Exchange Commission on April 4, 2008, including all amendments thereto, and as the same may be amended from time to time (the “Registration Statement”) relating to the registration of the Notes under the Act, as amended. Pursuant to the Registration Statement, Honda Auto Receivables 2008-2 Owner Trust (the “Issuer”) issued $297,000,000 Class A-1 3.13510% Asset Backed Notes (the “Class A-1 Notes”) and Class A-2 One-Month LIBOR + 3.50% Asset Backed Notes (the “Class A-2 Notes”) (collectively, the “Notes”), on December 16, 2008. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.
     The Notes were issued pursuant to an Indenture (the “Indenture”) attached hereto as Exhibit 4.1, dated as of December 1, 2008, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.
     The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of certain fixed rate retail installment sales contracts secured by new and used Honda and Acura automobiles and light-duty tracks financed thereby.
     As of the applicable cut-off date, which was December 1, 2008, the receivables possessed (without material deviation) the characteristics described in the Prospectus dated June 18, 2008 and the Prospectus Supplement dated December 8, 2008, filed pursuant to Rule 424(b)(5) of the Act on December 10, 2008.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated December 8, 2008, among American Honda Receivables Corp., American Honda Finance Corporation and J.P. Morgan Securities Inc.

4.1	Indenture, dated as of December 1, 2008, between Honda Auto Receivables 2008-2 Owner Trust and U.S. Bank National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated December 16, 2008, among American Honda Receivables Corp., Deutsche Bank Trust Company Delaware, as owner trustee and Deutsche Bank Trust Company Americas, as certificate registrar, paying agent and authenticating agent.

99.1	Sale and Servicing Agreement, dated as of December 1, 2008, among Honda Auto Receivables 2008-2 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated as of December 1, 2008, between American Honda Finance Corporation and American Honda Receivables Corp.

99.3	Administration Agreement, dated as of December 1, 2008, among Honda Auto Receivables 2008-2 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and U.S. Bank National Association, as indenture trustee.

99.4	Control Agreement, dated as of December 1, 2008, among American Honda Receivables Corp., Honda Auto Receivables 2008-2 Owner Trust, American Honda Finance Corporation, U.S. Bank National

Association, as indenture trustee and assignee-secured party, and U.S. Bank National Association, as securities intermediary.

99.5	ISDA Master Agreement dated as of December 16, 2008, between Honda Auto Receivables 2008-2 Owner Trust and JPMorgan Chase Bank, N.A., as swap counterparty.

99.6	Schedule to the ISDA Master Agreement between Honda Auto Receivables 2008-2 and JPMorgan Chase Bank, N.A., dated as of December 16, 2008.

99.7	Confirmation of the Class A-2 Notes Interest Rate Swap Transaction Under 1992 Master Agreement between Honda Auto Receivables 2008-2 and JPMorgan Chase Bank, N.A., dated as of December 16, 2008.

SIGNATURES
     Pursuant to the requirements of the Section 13 or 15(d) of the Securities Exchange Act of 1934, the depositor has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables Corp.

Depositor

By:	/s/ H. Tanaka
Name: H. Tanaka
Title: President
December 19, 2008

EXHIBIT INDEX

1.1	Underwriting Agreement, dated December 8, 2008, among American Honda Receivables Corp., American Honda Finance Corporation and J.P. Morgan Securities Inc.

4.1	Indenture, dated as of December 1, 2008, between Honda Auto Receivables 2008-2 Owner Trust and U.S. Bank National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated December 16, 2008, among American Honda Receivables Corp., Deutsche Bank Trust Company Delaware, as owner trustee and Deutsche Bank Trust Company Americas, as certificate registrar, paying agent and authenticating agent.

99.1	Sale and Servicing Agreement, dated as of December 1, 2008, among Honda Auto Receivables 2008-2 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated as of December 1, 2008, between American Honda Finance Corporation and American Honda Receivables Corp.

99.3	Administration Agreement, dated as of December 1, 2008, among Honda Auto Receivables 2008-2 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and U.S. Bank National Association, as indenture trustee.

99.4	Control Agreement, dated as of December 1, 2008, among American Honda Receivables Corp., Honda Auto Receivables 2008-2 Owner Trust, American Honda Finance Corporation, U.S. Bank National Association, as indenture trustee and assignee-secured party, and U.S. Bank National Association, as securities intermediary.

99.5	ISDA Master Agreement dated as of December 16, 2008, between Honda Auto Receivables 2008-2 Owner Trust and JPMorgan Chase Bank, N.A., as swap counterparty.

99.6	Schedule to the ISDA Master Agreement between Honda Auto Receivables 2008-2 and JPMorgan Chase Bank, N.A., dated as of December 16, 2008.

99.7	Confirmation of the Class A-2 Notes Interest Rate Swap Transaction Under 1992 Master Agreement between Honda Auto Receivables 2008-2 and JPMorgan Chase Bank, N.A., dated as of December 16, 2008.